Exhibit 99.1

P.O. BOX 3795 HOUSTON, TEXAS 77253	TEL 713 497 3000 FAX 713 497 5503

For more information:	Dennis Barber, Investor Relations: 713-497-3042
Laurie Fickman, Media Relations: 713-497-7720
www.rrienergy.com

For immediate release:	August 3, 2009
RRI Energy Reports Second Quarter 2009 Results
•	Implemented several actions to mitigate near-term risk from current environment and position for longer-term market recovery

•	Second quarter financial results and 2009 outlook reflect depressed commodity prices and weak economic conditions

•	2010 outlook shows significant improvement
HOUSTON — RRI Energy, Inc. today is reporting open EBITDA of ($10) million for the second quarter of 2009, compared to $136 million for the same period of 2008. The decline was primarily due to lower unit margins resulting from lower commodity prices and lower power demand. Adjusted EBITDA was ($78) million for the second quarter of 2009, compared to $202 million for the second quarter of 2008. Out-of-the-money coal hedges in 2009 compared to in-the-money coal hedges in 2008 form the primary difference between open and adjusted EBITDA for both periods. Free cash flow used in continuing operations was $148 million for the first six months of 2009, compared to free cash flow provided by continuing operations of $50 million for the same period in 2008. These results exclude the performance of the Texas retail business, which was sold on May 1, 2009 and is included in discontinued operations.
“We have taken steps to manage the challenges of the difficult economic environment and position us to benefit as market conditions improve,” said Mark Jacobs, president and chief executive officer of RRI Energy. “The sale of the retail business significantly reduced our risk profile and we implemented a modest hedging program to provide a high probability of achieving free cash flow breakeven or better in 2010 and 2011 even if market conditions deteriorate further. These measures, combined with our nearly $1.5 billion cash position, put the Company in a strong position to deliver long-term value to shareholders as the market begins to recover.”
Open EBITDA was ($4) million for the first six months of 2009, compared to $257 million for the same period of 2008. Adjusted EBITDA was ($58) million for the first six months of 2009, compared to $359 million for the second quarter of 2008. The declines were due to the same factors as described above. These results exclude the performance of the Texas retail business, which was sold on May 1, 2009 and is included in discontinued operations.

1

The loss from continuing operations before income taxes for the second quarter of 2009 was $185 million, compared to income of $144 million for the second quarter of 2008. The reported results include net unrealized gains from energy derivatives of $7 million in 2009 and $68 million in 2008.
The loss from continuing operations before income taxes for the first six months of 2009 was $325 million, compared to income of $168 million for the first six months of 2008. The 2009 reported results include net unrealized losses from energy derivatives of $37 million. The reported numbers for 2008 include net unrealized gains from energy derivatives of $98 million and a $34 million charge for western states litigation and similar settlements. Operating cash flow from continuing operations was ($96) million for the first half of 2009, compared to $88 million for the same period of 2008.
2009 Investor Conference Key Takeaways
The Company hosted an investor conference on July 28. Senior management discussed the steps the Company is taking to deliver long-term value for shareholders.
The key areas of focus included:
•	Managing risk in the current market environment

•	Operating its assets efficiently and effectively

•	Positioning for long-term value creation as market conditions improve and the industry consolidates

•	Employing a highly-disciplined approach to deploying capital

•	Supporting the business with an appropriate capital structure and liquidity level
Outlook
RRI Energy’s outlook is based on forward commodity prices as of June 26, 2009. The outlook for open EBITDA is $276 million and $499 million for the years ending December 31, 2009 and 2010, respectively. The outlook for adjusted EBITDA, which includes the impact of wholesale hedges and gains on sales of assets and emission and exchange allowances, net is $158 million and $464 million for the same periods. The outlook for free cash flow provided by (used in) continuing operations is ($227) million and $180 million for the years ending December 31, 2009 and 2010, respectively.

2

Open EBITDA Reconciliation

($ millions)	2008A	2009E	2010E
Income (loss) from continuing operations before income taxes	$26	($282)	($35)
Unrealized (gains) losses on energy derivatives	9	(31)	25
Severance	—	8	—
Western states litigation and similar settlements	37	—	—
Wholesale energy goodwill impairment	305	—	—
Debt extinguishments	2	(1)	—
Depreciation and amortization	313	287	304
Interest expense, net	179	177	170

Adjusted EBITDA	$871	$158	$464
Wholesale hedges	(233)	138	35
Gains on sales of assets and emission and exchange allowances, net	(93)	(20)	—

Open EBITDA	$545	$276	$499
Free Cash Flow from Continuing Operations Reconciliation

($ millions)	2008A	2009E	2010E
Operating cash flow from continuing operations	$703	($139)	$254
Western states litigation and similar settlements payments	34	65	—
Change in margin deposits, net	(199)	45	45

Adjusted cash flow provided by (used in) continuing operations	$538	($29)	$299
Maintenance capital expenditures	(56)	(55)	(55)
Environmental capital expenditures and capitalized interest[1]	(223)	(131)	(38)
Emission and exchange allowances activity, net	(19)	(12)	(26)

Free cash flow provided by (used in) continuing operations	$240	($227)	$180

1.	Estimate represents the low end of the range.
Non-GAAP Financial Measures
This press release and the attached financial tables include the following non-GAAP financial measures:
•	Open energy gross margin

•	Open wholesale gross margin

•	Open wholesale contribution margin

•	EBITDA

•	Adjusted EBITDA

•	Open EBITDA

•	Adjusted cash flow provided by (used in) continuing operations

•	Free cash flow provided by (used in) continuing operations

•	Gross debt

3

A reconciliation of these financial measures and the most directly comparable GAAP measures is included above or in the attached financial tables. Additional information regarding these measures, including a discussion of their usefulness and purpose, is included in the Form 8-K furnished along with this press release. Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings and cash flows.
Webcast Of Earnings Conference Call
RRI Energy will host its second quarter 2009 earnings conference call beginning at 9:00 a.m. Central Time on Monday, August 3, 2009. The conference call will be webcast live with audio and slides at www.rrienergy.com in the investors section. A replay of the call can be accessed approximately two hours after the call’s completion.
About RRI Energy, Inc.
RRI Energy, Inc. (NYSE:RRI) based in Houston, provides electricity to wholesale customers in the United States. The company is one of the largest independent power producers in the nation with more than 14,000 megawatts of power generation capacity across the United States. These strategically located generating assets use natural gas, fuel oil and coal. RRI will routinely post all important information on its Web site at www.rrienergy.com.
This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, margins, capital structure and other financial items, our plans and objectives for future operations or about our future economic performance, economic or market conditions, possible transactions and dispositions, financings or offerings. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.
Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, legislative, regulatory and/or market developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial and economic market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions and other factors we discuss or refer to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. Our filings and other important information are also available on the Investor Relations page of our website at www.rrienergy.com.
Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
###

4

RRI Energy, Inc. and Subsidiaries
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
	(thousands of dollars, except per share
	amounts)
Revenues:
Revenues (including $(21,842), $5,465, $(26,130) and $(6,737) unrealized gains (losses)) (including $0, $145,592, $0 and $253,001 from affiliates)	$389,777	$1,013,564	$855,961	$1,893,362

Expenses:
Cost of sales (including $28,486, $62,051, $(10,969) and $105,053 unrealized gains (losses)) (including $0, $34,593, $0 and $70,306 from affiliates)	280,067	568,876	604,741	1,077,715
Operation and maintenance	156,964	165,733	314,110	321,178
General and administrative	27,645	32,627	56,659	61,841
Western states litigation and similar settlements	—	—	—	34,000
Gains on sales of assets and emission and exchange allowances, net	(1,241)	(22,312)	(20,171)	(22,923)
Depreciation and amortization	67,646	82,909	135,504	165,706

Total operating expense	531,081	827,833	1,090,843	1,637,517

Operating Income (Loss)	(141,304)	185,731	(234,882)	255,845

Other Income (Expense):
Income (loss) of equity investment, net	(690)	988	(149)	1,195
Debt extinguishments gains (losses)	844	—	844	(1,353)
Other, net	160	90	211	26
Interest expense	(45,067)	(51,094)	(91,986)	(102,510)
Interest income	721	8,226	969	14,651

Total other expense	(44,032)	(41,790)	(90,111)	(87,991)

Income (Loss) from Continuing Operations Before Income Taxes	(185,336)	143,941	(324,993)	167,854
Income tax expense (benefit)	(81,644)	61,963	(115,520)	72,940

Income (Loss) from Continuing Operations	(103,692)	81,978	(209,473)	94,914
Income from discontinued operations	907,258	276,710	861,626	640,986

Net Income	$803,566	$358,688	$652,153	$735,900

Basic Earnings (Loss) Per Share:
Income (loss) from continuing operations	$(0.30)	$0.24	$(0.60)	$0.27
Income from discontinued operations	2.59	0.79	2.46	1.86

Net income	$2.29	$1.03	$1.86	$2.13

Diluted Earnings (Loss) Per Share:
Income (loss) from continuing operations	$(0.30)	$0.23	$(0.60)	$0.27
Income from discontinued operations	2.59	0.78	2.46	1.81

Net income	$2.29	$1.01	$1.86	$2.08

Weighted Average Common Shares Outstanding (in thousands):
- Basic	350,665	346,616	350,577	346,017
- Diluted	350,665	354,054	350,577	354,078
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
Results of Operations by Segment — Adjusted and Open
(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2009	2008	Change	2009	2008	Change
	(millions of dollars)
Wholesale Energy:
Revenues	$389	$1,014	$(625)	$854	$1,893	$(1,039)
Cost of sales	281	569	(288)	605	1,078	(473)
Wholesale hedges	70	(44)	114	74	(79)	153
Unrealized (gains) losses on energy derivatives	(7)	(68)	61	37	(98)	135

Open wholesale gross margin	171	333	(162)	360	638	(278)

Operation and maintenance, excluding severance	153	166	(13)	308	318	(10)
Other	—	—	—	—	1	(1)

Open wholesale contribution margin	18	167	(149)	52	319	(267)

Wholesale hedges	(70)	44	(114)	(74)	79	(153)
Unrealized gains (losses) on energy derivatives	7	68	(61)	(37)	98	(135)
Operation and maintenance — severance	(3)	—	(3)	(4)	—	(4)

Contribution margin, including wholesale hedges and unrealized gains/losses on energy derivatives (1)	(48)	279	(327)	(63)	496	(559)

Other Operations:
Revenues	$1	$1	$—	$3	$3	$—
Cost of sales	—	—	—	—	—	—
Operation and maintenance	1	—	1	1	1	—

Other operations contribution margin (1)	—	1	(1)	2	2	—

Eliminations:
Revenues	$—	$(1)	$1	$(1)	$(2)	$1
Cost of sales	—	—	—	—	—	—
Operation and maintenance	—	—	—	—	—	—

Total	—	(1)	1	(1)	(2)	1

Consolidated:
Open wholesale contribution margin	$18	$167	$(149)	$52	$319	$(267)
Other operations contribution margin	—	1	(1)	2	2	—
Eliminations	—	(1)	1	(1)	(2)	1

Total	18	167	(149)	53	319	(266)

Operation and maintenance (2)	—	1	(1)	(1)	(2)	1
General and administrative, excluding severance	(27)	(33)	6	(56)	(61)	5
Income (loss) of equity investment, net	(1)	1	(2)	—	1	(1)
Other, net	—	—	—	—	—	—

Open EBITDA	(10)	136	(146)	(4)	257	(261)

Wholesale hedges	(70)	44	(114)	(74)	79	(153)
Gains on sales of assets and emission and exchange allowances, net	2	22	(20)	20	23	(3)

Adjusted EBITDA	(78)	202	(280)	(58)	359	(417)

Operation and maintenance — severance	(3)	—	(3)	(4)	—	(4)
General and administrative — severance	(1)	—	(1)	(1)	—	(1)
Unrealized gains (losses) on energy derivatives	7	68	(61)	(37)	98	(135)
Western states litigation and similar settlements	—	—	—	—	(34)	34
Debt extinguishments gains (losses)	1	—	1	1	(1)	2

EBITDA	(74)	270	(344)	(99)	422	(521)

Depreciation and amortization	(67)	(83)	16	(135)	(166)	31
Interest expense	(45)	(51)	6	(92)	(102)	10
Interest income	1	8	(7)	1	14	(13)

Income (loss) from continuing operations before income taxes	$(185)	$144	$(329)	$(325)	$168	$(493)

(1)	Segment profit and loss measure.

(2)	Relates primarily to general costs, which historically were allocated to our discontinued retail energy segment.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
Consolidated Balance Sheets
(Unaudited)

	June 30, 2009	December 31, 2008
	(thousands of dollars)
ASSETS
Current Assets:
Cash and cash equivalents	$1,486,965	$1,004,367
Restricted cash	2,778	2,721
Accounts and notes receivable, principally customer	127,479	249,871
Inventory	303,984	314,999
Derivative assets	157,023	161,340
Margin deposits	18,078	32,676
Investment in and receivables from Channelview, net	24,569	58,703
Prepayments and other current assets	105,146	124,449
Current assets of discontinued operations ($152,000 and $295,477 of margin deposits)	271,538	2,506,340

Total current assets	2,497,560	4,455,466

Property, plant and equipment, gross	6,510,780	6,417,268
Accumulated depreciation	(1,722,634)	(1,597,479)

Property, Plant and Equipment, net	4,788,146	4,819,789

Other Assets:
Other intangibles, net	373,773	380,554
Derivative assets	84,004	78,879
Prepaid lease	264,893	273,374
Other ($31,888 and $29,012 accounted for at fair value)	238,142	219,552
Long-term assets of discontinued operations	25,717	494,781

Total other assets	986,529	1,447,140

Total Assets	$8,272,235	$10,722,395

LIABILITIES AND EQUITY
Current Liabilities:
Current portion of long-term debt and short-term borrowings	$410,799	$12,517
Accounts payable, principally trade	137,239	156,604
Derivative liabilities	234,906	202,206
Margin deposits	28,000	93,000
Other	206,698	199,026
Current liabilities of discontinued operations ($42,250 and $0 of margin deposits)	187,391	2,375,895

Total current liabilities	1,205,033	3,039,248

Other Liabilities:
Derivative liabilities	115,596	140,493
Other	305,407	272,079
Long-term liabilities of discontinued operations	29,872	873,190

Total other liabilities	450,875	1,285,762

Long-term Debt	2,160,501	2,610,737
Commitments and Contingencies
Temporary Equity Stock-based Compensation	4,934	9,004
Stockholders’ Equity:
Preferred stock; par value $0.001 per share (125,000,000 shares authorized; none outstanding)	—	—
Common stock; par value $0.001 per share (2,000,000,000 shares authorized; 350,711,802 and 349,812,537 issued)	112	111
Additional paid-in capital	6,248,060	6,238,639
Accumulated deficit	(1,723,048)	(2,375,201)
Accumulated other comprehensive loss	(74,232)	(85,905)

Total stockholders’ equity	4,450,892	3,777,644

Total Liabilities and Equity	$8,272,235	$10,722,395

Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(Unaudited)

	Six Months Ended June 30,
	2009	2008
	(thousands of dollars)
Cash Flows from Operating Activities:
Net income	$652,153	$735,900
Income from discontinued operations	(861,626)	(640,986)

Net income (loss) from continuing operations	(209,473)	94,914
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation and amortization	135,504	165,706
Deferred income taxes	(115,850)	71,419
Net changes in energy derivatives	37,099	(98,316)
Amortization of deferred financing costs	4,292	4,206
Gains on sales of assets and emission and exchange allowances, net	(20,171)	(22,923)
Western states litigation and similar settlements	—	34,000
Other, net	7,450	(1,268)
Changes in other assets and liabilities:
Accounts and notes receivable, net	126,059	(158,758)
Change in notes, receivables and payables with affiliates, net	(1,230)	(5,440)
Inventory	12,610	(42,445)
Margin deposits, net	(50,402)	(54,644)
Net derivative assets and liabilities	(21,965)	(9,519)
Accounts payable	(7,453)	88,399
Other current assets	3,759	(6,819)
Other assets	9,073	19,190
Taxes payable/receivable	(4,936)	19,971
Other current liabilities	(4,207)	(8,100)
Other liabilities	3,322	(1,242)

Net cash provided by (used in) continuing operations from operating activities	(96,519)	88,331
Net cash provided by discontinued operations from operating activities	508,602	102,531

Net cash provided by operating activities	412,083	190,862

Cash Flows from Investing Activities:
Capital expenditures	(114,964)	(102,930)
Proceeds from sales of assets, net	35,931	—
Proceeds from sales of emission and exchange allowances	19,175	28,420
Purchases of emission allowances	(5,662)	(17,644)
Restricted cash	(57)	(3,835)
Other, net	1,500	1,435

Net cash used in continuing operations from investing activities	(64,077)	(94,554)
Net cash provided by (used in) discontinued operations from investing activities	299,004	(14,200)

Net cash provided by (used in) investing activities	234,927	(108,754)

Cash Flows from Financing Activities:
Payments of long-term debt	(44,780)	(45,193)
Payments of debt extinguishments	—	(423)
Proceeds from issuances of stock	2,309	5,769

Net cash used in continuing operations from financing activities	(42,471)	(39,847)
Net cash used in discontinued operations from financing activities	(225,300)	—

Net cash used in financing activities	(267,771)	(39,847)

Net Change in Cash and Cash Equivalents, Total Operations	379,239	42,261
Less: Net Change in Cash and Cash Equivalents, Discontinued Operations	(103,359)	(325)
Cash and Cash Equivalents at Beginning of Period, Continuing Operations	1,004,367	524,070

Cash and Cash Equivalents at End of Period, Continuing Operations	$1,486,965	$566,656

Free Cash Flow Reconciliation
(Unaudited)

	Six Months Ended June 30,
	2009	2008
	(millions of dollars)
Operating cash flow from continuing operations	$(96)	$88
Change in margin deposits, net	50	55

Adjusted cash flow provided by (used in) continuing operations	(46)	143

Capital expenditures	(115)	(103)
Proceeds from sales of emission and exchange allowances	19	28
Purchases of emission allowances	(6)	(18)

Free cash flow provided by (used in) continuing operations	$(148)	$50

Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
Wholesale Energy Data
(Unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,
	2009		2008		2009		2008
	GWh	% Economic (1)	GWh	% Economic (1)	GWh	% Economic (1)	GWh	% Economic (1)
Economic Generation (2) (3):
PJM Coal	4,890.4	68%	5,316.6	73%	9,950.3	69%	11,280.8	77%
MISO Coal	1,263.5	46%	1,359.3	49%	2,411.5	44%	3,407.7	62%
PJM/MISO Gas	509.0	6%	352.0	5%	673.1	4%	412.7	3%
West	139.4	2%	308.6	4%	288.2	3%	547.0	4%
Other	63.1	3%	7.0	1%	63.1	2%	7.0	1%

Total	6,865.4	26%	7,343.5	29%	13,386.2	26%	15,655.2	31%

Commercial Capacity Factor (4):
PJM Coal	73.5%		83.7%		77.6%		84.3%
MISO Coal	85.9%		90.8%		85.0%		81.5%
PJM/MISO Gas	93.9%		91.6%		94.2%		92.0%
West	69.6%		94.1%		78.1%		86.3%
Other	98.7%		81.4%		98.7%		81.4%

Total	77.5%		85.9%		79.9%		84.0%

	GWh		GWh		GWh		GWh

Generation (3):
PJM Coal	3,596.5		4,452.3		7,719.4		9,515.1
MISO Coal	1,085.8		1,233.9		2,048.6		2,776.1
PJM/MISO Gas	477.8		322.6		634.1		379.5
West	97.0		290.4		225.1		472.2
Other	62.3		5.7		62.3		5.7

Total	5,319.4		6,304.9		10,689.5		13,148.6

Open Energy Unit Margin ($/MWh) (5):
PJM Coal	$8.90		$40.88		$14.64		$38.04
MISO Coal	10.13		23.50		10.74		27.02
PJM/MISO Gas	10.46		46.50		9.46		52.70
West	82.47		NM (6)		39.98		NM (6)
Other	—		—		—		—

Weighted average total	$10.53		$35.37		$14.03		$34.15

	Three Months Ended June 30,			Six Months Ended June 30,
	2009	2008	Change	2009	2008	Change
	(in millions)			(in millions)
Open energy gross margin (7):
PJM Coal	$32	$182	$(150)	$113	$362	$(249)
MISO Coal	11	29	(18)	22	75	(53)
PJM/MISO Gas	5	15	(10)	6	20	(14)
West	8	(3)	11	9	(8)	17
Other	—	—	—	—	—	—

Total	56	223	(167)	150	449	(299)

Other margin (8):
PJM Coal	38	26	12	72	44	28
MISO Coal	3	3	—	5	5	—
PJM/MISO Gas	44	33	11	82	60	22
West	17	34	(17)	24	56	(32)
Other	13	14	(1)	27	24	3

Total	115	110	5	210	189	21

Open wholesale gross margin	171	333	(162)	360	638	(278)

Operation and maintenance, excluding severance	(153)	(166)	13	(308)	(318)	10
Other	—	—	—	—	(1)	1

Open wholesale contribution margin	18	167	(149)	52	319	(267)

Wholesale hedges
Power	(10)	(17)	7	(20)	(35)	15
Fuel	(47)	66	(113)	(76)	102	(178)
Tolling/Other	(13)	(5)	(8)	22	12	10

Total wholesale hedges	(70)	44	(114)	(74)	79	(153)

Unrealized gains (losses) on energy derivatives	7	68	(61)	(37)	98	(135)
Operation and maintenance — severance	(3)	—	(3)	(4)	—	(4)

Total wholesale energy contribution margin, including wholesale hedges and unrealized gains/losses on energy derivatives (9)	$(48)	$279	$(327)	$(63)	$496	$(559)

(1)	Represents economic generation (hours) divided by maximum generation hours (maximum plant capacity multiplied by 8,760 hours).

(2)	Estimated generation at 100% plant availability based on an hourly analysis of when it is economical to generate based on the price of power, fuel, emission allowances and variable operating costs.

(3)	Excludes generation related to power purchase agreements, including tolling agreements.

(4)	Generation divided by economic generation.

(5)	Represents open energy gross margin divided by generation.

(6)	NM is not meaningful.

(7)
Open energy gross margin is calculated using the power sales prices received by the plants less delivered spot fuel prices. This figure excludes the effects of other margin, our wholesale hedges and unrealized gains/losses on energy derivatives.

(8)	Other margin represents power purchase agreements, capacity payments, ancillary services revenues and selective commercial hedge strategies.

(9)	Wholesale energy segment profit and loss measure.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
PJM Coal and MISO Coal
(Unaudited)

	Capacity	Heat Rate	Q2 economic generation (GWh)		Q2 commercial capacity factor		Q2 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Cheswick	560	10.0	898.6	599.5	53.3%	97.1%	478.6	582.3
Conemaugh (2)	280	9.4	509.9	576.2	93.6%	83.5%	477.2	481.1
Elrama	460	11.3	191.0	368.2	88.2%	82.9%	168.5	305.3
Keystone (2)	282	9.5	584.5	595.0	72.6%	99.9%	424.3	594.4
Portland	401	9.8	694.5	686.4	86.2%	52.5%	598.6	360.2
Seward	525	9.6	1,011.6	1,078.8	77.6%	89.8%	785.5	968.6
Shawville (2)	597	10.3	690.6	1,039.1	61.1%	84.7%	422.3	880.2
Titus	243	10.8	309.7	373.4	78.0%	75.0%	241.5	280.2

PJM Coal Total	3,348		4,890.4	5,316.6	73.5%	83.7%	3,596.5	4,452.3

	Capacity	Heat Rate	Q2 economic generation (GWh)		Q2 commercial capacity factor		Q2 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Avon Lake	721	9.3	910.1	781.6	96.8%	98.6%	881.0	770.6
New Castle	328	10.6	232.7	307.9	75.3%	81.3%	175.3	250.3
Niles	216	10.5	120.7	269.8	24.4%	78.9%	29.5	213.0

MISO Coal Total	1,265		1,263.5	1,359.3	85.9%	90.8%	1,085.8	1,233.9

	Capacity	Heat Rate	Q2 YTD economic generation (GWh)		Q2 YTD commercial capacity factor		Q2 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Cheswick	560	10.0	1,745.7	1,440.5	71.0%	93.4%	1,240.2	1,345.0
Conemaugh (2)	280	9.4	1,076.9	1,176.0	95.2%	88.8%	1,025.6	1,043.9
Elrama	460	11.3	283.6	1,066.3	86.9%	82.5%	246.4	880.1
Keystone (2)	282	9.5	1,175.9	1,204.2	78.5%	98.4%	923.5	1,184.9
Portland	401	9.8	1,448.1	1,403.7	82.3%	70.6%	1,192.5	991.2
Seward	525	9.6	2,058.3	2,163.6	66.4%	78.5%	1,366.7	1,697.4
Shawville (2)	597	10.3	1,490.8	2,092.4	77.2%	83.9%	1,151.4	1,756.5
Titus	243	10.8	671.0	734.1	85.4%	83.9%	573.1	616.1

PJM Coal Total	3,348		9,950.3	11,280.8	77.6%	84.3%	7,719.4	9,515.1

	Capacity	Heat Rate	Q2 YTD economic generation (GWh)		Q2 YTD commercial capacity factor		Q2 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Avon Lake	721	9.3	1,767.7	1,944.3	91.8%	79.5%	1,623.1	1,546.0
New Castle	328	10.6	380.9	803.4	79.6%	86.4%	303.3	694.0
Niles	216	10.5	262.9	660.0	46.5%	81.2%	122.2	536.1

MISO Coal Total	1,265		2,411.5	3,407.7	85.0%	81.5%	2,048.6	2,776.1

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)
The Company leases a 100% interest in the Shawville facility, a 16.67% interest in the Keystone facility and a 16.45% interest in the Conemaugh facility under facility interest lease agreements, which expire in 2026, 2034 and 2034, respectively.

Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
PJM/MISO Gas
(Unaudited)

	Capacity	Heat Rate	Q2 economic generation (GWh)		Q2 commercial capacity factor		Q2 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Aurora (2)	878	10.5	9.8	7.3	100.0%	100.0%	9.8	7.3
Blossburg	19	14.6	—	0.7	0.0%	100.0%	—	0.7
Brunot Island	289	10.4	3.4	1.3	100.0%	100.0%	3.4	1.3
Gilbert	536	11.0	0.5	14.5	100.0%	100.0%	0.5	14.5
Glen Gardner	160	14.6	—	2.2	0.0%	86.4%	—	1.9
Hamilton	20	14.8	0.4	0.1	100.0%	100.0%	0.4	0.1
Hunterstown	60	14.8	1.1	1.0	100.0%	100.0%	1.1	1.0
Hunterstown CCGT	810	7.0	492.4	299.5	93.9%	93.3%	462.2	279.4
Mountain	40	14.3	0.2	1.5	100.0%	100.0%	0.2	1.5
Orrtanna	20	14.4	0.4	—	0.0%	0.0%	—	—
Portland	169	11.2	—	3.9	0.0%	100.0%	—	3.9
Sayreville	224	13.8	—	13.2	0.0%	41.7%	—	5.5
Shawnee	20	14.0	—	0.1	0.0%	100.0%	—	0.1
Shawville 5-7 (3)	6	10.2	—	—	0.0%	0.0%	—	—
Titus	31	17.4	—	—	0.0%	0.0%	—	—
Tolna	39	14.2	—	0.7	0.0%	100.0%	—	0.7
Warren	68	12.8	—	—	0.0%	0.0%	—	—
Werner	212	13.8	0.8	4.1	25.0%	70.7%	0.2	2.9
Shelby	356	9.8	—	1.9	0.0%	94.7%	—	1.8

PJM/MISO Gas Total	3,957		509.0	352.0	93.9%	91.6%	477.8	322.6

	Capacity	Heat Rate	Q2 YTD economic generation (GWh)		Q2 YTD commercial capacity factor		Q2 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Aurora (2)	878	10.5	11.2	11.3	99.1%	100.0%	11.1	11.3
Blossburg	19	14.6	0.1	7.2	100.0%	91.7%	0.1	6.6
Brunot Island	289	10.4	3.4	1.3	100.0%	100.0%	3.4	1.3
Gilbert	536	11.0	8.3	18.7	100.0%	100.0%	8.3	18.7
Glen Gardner	160	14.6	—	2.5	0.0%	84.0%	—	2.1
Hamilton	20	14.8	0.5	0.3	100.0%	100.0%	0.5	0.3
Hunterstown	60	14.8	1.4	1.5	100.0%	100.0%	1.4	1.5
Hunterstown CCGT	810	7.0	640.5	307.2	94.2%	93.5%	603.6	287.1
Mountain	40	14.3	1.7	3.7	100.0%	100.0%	1.7	3.7
Orrtanna	20	14.4	0.5	0.3	0.0%	100.0%	—	0.3
Portland	169	11.2	1.9	9.3	100.0%	100.0%	1.9	9.3
Sayreville	224	13.8	1.4	38.8	85.7%	72.4%	1.2	28.1
Shawnee	20	14.0	—	0.1	0.0%	100.0%	—	0.1
Shawville 5-7 (3)	6	10.2	—	—	0.0%	0.0%	—	—
Titus	31	17.4	—	—	0.0%	0.0%	—	—
Tolna	39	14.2	0.3	1.0	100.0%	100.0%	0.3	1.0
Warren	68	12.8	—	—	0.0%	0.0%	—	—
Werner	212	13.8	1.9	7.6	31.6%	82.9%	0.6	6.3
Shelby	356	9.8	—	1.9	0.0%	94.7%	—	1.8

PJM/MISO Gas Total	3,957		673.1	412.7	94.2%	92.0%	634.1	379.5

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)	Excludes generation during periods the unit operated under power purchase agreements.

(3)	The Company leases a 100% interest in the Shawville facility under a facility interest lease agreement, which expires in 2026.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
West and Other
(Unaudited)

	Capacity	Heat Rate	Q2 economic generation (GWh)		Q2 commercial capacity factor		Q2 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Bighorn (2)	598	7.2	—	0.5	0.0%	100.0%	—	0.5
Coolwater	622	10.1	56.1	80.2	27.5%	89.7%	15.4	71.9
Ellwood (3)	54	13.3	—	—	0.0%	0.0%	—	—
Etiwanda (3)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (3)	560	10.9	49.3	101.1	96.6%	90.8%	47.6	91.8
Ormond Beach	1,516	9.6	34.0	126.8	100.0%	99.5%	34.0	126.2

West Total	3,990		139.4	308.6	69.6%	94.1%	97.0	290.4

	Capacity	Heat Rate	Q2 economic generation (GWh)		Q2 commercial capacity factor		Q2 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Choctaw	800	7.0	61.6	4.1	98.7%	68.3%	60.8	2.8
Indian River (3)	587	10.5	—	—	0.0%	0.0%	—	—
Osceola (3)	470	11.0	1.5	2.9	100.0%	100.0%	1.5	2.9

Other Total	1,857		63.1	7.0	98.7%	81.4%	62.3	5.7

	Capacity	Heat Rate	Q2 YTD economic generation (GWh)		Q2 YTD commercial capacity factor		Q2 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Bighorn (2)	598	7.2	—	0.5	0.0%	100.0%	—	0.5
Coolwater	622	10.1	77.5	174.3	20.8%	84.6%	16.1	147.4
Ellwood (3)	54	13.3	—	—	0.0%	0.0%	—	—
Etiwanda (3)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (3)	560	10.9	116.5	161.7	98.5%	94.2%	114.8	152.4
Ormond Beach	1,516	9.6	94.2	210.5	100.0%	81.7%	94.2	171.9

West Total	3,990		288.2	547.0	78.1%	86.3%	225.1	472.2

	Capacity	Heat Rate	Q2 YTD economic generation (GWh)		Q2 YTD commercial capacity factor		Q2 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Choctaw	800	7.0	61.6	4.1	98.7%	68.3%	60.8	2.8
Indian River (3)	587	10.5	—	—	0.0%	0.0%	—	—
Osceola (3)	470	11.0	1.5	2.9	100.0%	100.0%	1.5	2.9

Other Total	1,857		63.1	7.0	98.7%	81.4%	62.3	5.7

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)	The Bighorn facility was sold October 20, 2008.

(3)	Excludes generation during periods the unit operated under power purchase agreements.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
Capital Expenditures Forecast
(Unaudited)

	2009E	2010E
	(in millions)
Maintenance capital expenditures:
Wholesale energy	$48	$46
Other operations	7	9

	55	55
Environmental (1)	101	28
Capitalized interest	30	10

Total capital expenditures	$186	$93

(1)	Estimate represents the low end of the range.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
Gross Debt
(Unaudited)

June 30, 2009
(in millions)
Debt:
Senior secured revolver	$—
Senior secured notes (1)	453
Senior unsecured notes	1,300
Orion Power 12% notes (2)	411
PEDFA fixed-rate bonds for Seward plant (3)	408

Total GAAP debt	2,572

Debt classified as discontinued operations	36
Orion Power 12% notes purchase accounting adjustment	(11)
REMA operating leases (off-balance sheet)	443

Gross Debt (4)	$3,040

Gross Debt, excluding discontinued operations (4)	$3,004

(1)	Excludes $22 million classified in discontinued operations.

(2)	Orion Power 12% notes include purchase accounting adjustment of $11 million.

(3)	Excludes $14 million classified in discontinued operations.

(4)	Gross debt includes off-balance sheet REMA leases of $443 million.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.
FOR ADDITIONAL INQUIRIES PLEASE CONTACT:
Dennis Barber
(713) 497-3042